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                                                                 Exhibit (j)(ii)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectuses included in Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (File No. 33-24848) of Fifth Third Funds and to the use of our report dated January 17, 2001, incorporated by reference therein.

/s/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 18, 2002